SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported) July 14, 2006.

Commission File Number 1-10441

SILICON GRAPHICS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Crittenden Lane Mountain View, CA	94043-1351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

As previously disclosed, on May 8, 2006, Silicon Graphics, Inc. (“the Company”) and certain of its subsidiaries (collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) (Case Nos. 06-10977 (BRL) through 06-10990 (BRL)). The Company filed jointly with the following direct and indirect subsidiaries: Silicon Graphics Federal, Inc., Cray Research, LLC, Silicon Graphics Real Estate, Inc., Silicon Graphics World Trade Corporation, Silicon Studio, Inc., Cray Research America Latina Ltd., Cary Research Eastern Europe Ltd., Cray Research India Ltd., Cray Research International, Inc., Cray Financial Corporation, Cray Asia Pacific, Inc., ParaGraph International, Inc., and WTI-Development, Inc. The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manager their properties, as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. Certain subsidiaries of Silicon Graphics consisting principally of international subsidiaries, are not debtors (collectively, the “Non-Debtors”) in this bankruptcy proceeding.

On July 14, 2006, the Debtors filed with the Court their required unaudited consolidated Monthly Operating Report for the period from April 29, 2006 to May 26, 2006 (the “Monthly Operating Statement”) in a form prescribed by the Office of the United States Trustee for the Southern District of New York with certain modifications to such form agreed to with the United States Trustee. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Statement required to be filed with the Court. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Monthly Operating Statement may be available electronically, for a fee, through the Court’s Internet web site at www.nysb.uscourts.gov.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Statement, and it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors, or any other affiliate of the Company. The Monthly Operating Statement contains financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Statement is complete. The Monthly Operating Statement also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Statement should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. Factors that might cause such a difference in results

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include, but are not limited to: the effects of our chapter 11 filing; our ability to maintain adequate liquidity; our ability to obtain and maintain normal terms with customers, suppliers and service providers; our ability to continue as a going concern; our ability to operate pursuant to the terms of our credit agreement; our ability to obtain Court approval and any other required approvals with respect to motions in the chapter 11 case prosecuted by us from time to time; our ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to our chapter 11 case; risks associated with third parties seeking and obtaining Court approval to either terminate or shorten the exclusivity period and confirm one or more plans of reorganization; risks associated with third parties seeking and obtaining Court approval to appoint a chapter 11 trustee; risks, although not likely, associated with the case being converted to one under chapter 7; our ability to maintain contracts that are critical to our operation; our ability to conclude our exploration of strategic alternatives; risks associated with the volatility of our stock price; risks associated with the timely development, production and acceptance of new products and services; increased competition; dependence on third party partners and suppliers; the failure to achieve expected product mix and revenue levels; failure to manage costs and generate improved operating results and cash flows; failure to maintain compliance with debt covenants; and failure to maintain adequate cash resources for the operation of the business. Additionally, due to material uncertainties, it is not possible to predict the length of time we will operate under chapter 11 protection, the outcome of the proceeding in general, whether we will continue to operate under our current organizational structure, or the effect of the proceeding on our businesses and the interests of various creditors and security holders.

Because the information herein is based solely on data currently available, it is subject and should not be viewed as providing any assurance regarding the Company’s future performance. Actual results and performance may differ from the Company’s current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to the Company’s business, financial condition, results of operations, liquidity or prospects. Additionally, the Company undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s SEC filings, including, but not limited to, its Form 10-Q for the quarter ended December 30, 2005.

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Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

99.1	Silicon Graphics, Inc. unaudited Monthly Operating Statement for the fiscal month ended May 26, 2006 filed with the United States Bankruptcy Court for the Southern District of New York.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 14, 2006	SILICON GRAPHICS, INC.

	By:	/s/ Kathy Lanterman
Kathy Lanterman Chief Financial Officer and Corporate Controller (Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Silicon Graphics, Inc. unaudited Monthly Operating Statement for the fiscal month ended May 26, 2006 filed with the United States Bankruptcy Court for the Southern District of New York.

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